# BMBC

BRYN MAWR BANK CORPORATION

May 2018

NASDAQ: BMTC

# Safe Harbor

- This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

- Please see the section titled Forward Looking Statements and Safe Harbor beginning on slide 12 for more information regarding these types of statements.

- The information contained in this presentation is correct only as of May 4, 2018. Our business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

# Bryn Mawr Trust - Overview

Bryn Mawr Trust is a highly profitable organization focused on building long-term shareholder value by growing our business organically and continually improving our operational effectiveness.

Our vision is to be the premier bank and wealth management services organization in the Delaware Valley region. To achieve this objective, we will partner with our clients, through their financial life cycle, to help them achieve their financial goals by providing local access to a comprehensive suite of financial solutions delivered by knowledgeable advisors.

## Wealth Management



Wealth AUM ($ in millions)
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
$7,700
$8,365
$11,328
$12,969
$13,147
2014
2015
2016
2017
1Q18

## Commercial Bank



Loans
Deposits
Assets ($ in millions)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,247
$3,031
$3,422
$4,450
$4,300
2014
2015
2016
2017
1Q18

BMBC
BRYN MAWR BANK CORPORATION

# Market Overview



Pennsylvania
Hershey
Princeton
Montgomery
Chester
Delaware
Philadelphia
Philadelphia
New Jersey
Wilmington
New Castle
Branches (44)
One BMT Offices (4)
Wealth Offices (2)

One BMT Offices offer at least two of the following services: wealth management, insurance, lending

BMBC
BRYN MAWR BANK CORPORATION

# 1st Quarter 2018 Performance

| | 2017 | 2016 | 1Q18 | 4Q17 | 3Q17 | 2Q17 | 1Q17 |
|---|---|---|---|---|---|---|---|
| **Earnings** | | | | | | | |
| Reported Diluted EPS | $1.32 | $2.12 | $0.76 | ($0.35)** | $0.62 | $0.55 | $0.53 |
| Core Diluted EPS* | $2.42 | $2.12 | $0.94 | $0.63 | $0.65 | $0.59 | $0.55 |
| **Asset Quality** | | | | | | | |
| NCOs as a % of Average Loans (annualized) | 0.10% | 0.11% | 0.11% | 0.08% | 0.11% | 0.10% | 0.11% |
| NPAs as a % of Total Assets | 0.23% | 0.27% | 0.18% | 0.20% | 0.15% | 0.24% | 0.25% |
| **Profitability** | | | | | | | |
| Tax-equivalent Net Interest Margin | 3.69% | 3.76% | 3.94% | 3.62% | 3.71% | 3.68% | 3.74% |
| Noninterest Income as a % of Operating Revenue | 33.9% | 33.7% | 34.3% | 33.9% | 34.6% | 34.6% | 32.6% |
| Efficiency Ratio | 60.6% | 61.3% | 54.1% | 58.6% | 59.3% | 62.2% | 62.7% |
| Return on Average Tangible Common Equity | 9.23% | 15.79% | 20.20% | -8.03% | 16.52% | 15.06% | 14.96% |
| Return on Average Tangible Common Equity (Core)* | 16.35% | 15.81% | 25.25% | 16.30% | 17.27% | 16.28% | 15.49% |
| Return on Average Equity | 5.76% | 9.75% | 11.78% | -5.75% | 10.72% | 9.71% | 9.60% |
| Return on Average Equity (Core)* | 10.55% | 9.77% | 14.85% | 10.45% | 11.23% | 10.53% | 9.95% |
| Return on Average Assets | 0.67% | 1.16% | 1.46% | -0.68% | 1.24% | 1.14% | 1.13% |
| Return on Average Assets (Core)* | 1.23% | 1.16% | 1.84% | 1.23% | 1.30% | 1.23% | 1.17% |
| **Balance Sheet** | | | | | | | |
| Loan Growth | 29.60% | 11.74% | 0.61% | 22.73% | 0.40% | 4.35% | 0.80% |
| Loan to Deposit Ratio | 97.4% | 98.3% | 99.7% | 97.4% | 99.7% | 99.4% | 96.9% |
| Tier 1 Leverage Ratio | 10.10% | 8.74% | 8.71% | 10.10% | 8.53% | 8.63% | 8.77% |

Source: Company filings
*Non-GAAP, see disclosure at the conclusion of the presentation
**No dilution assumed in 4Q17

**1st Quarter 2018 Highlights**

- Record quarterly earnings of $15.3 million
  - First full quarter with Royal Bank
- RBA conversion completed
- Wealth Division exceeds $13 billion in assets under management
- Declared $0.22 dividend
- Effective tax rate ≈ 23%
- Net interest margin of 3.94%, or 3.62% excluding effect of purchase accounting

BMBC
BRYN MAWR BANK CORPORATION

# BMT Wealth Assets Under Management



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
(in millions)
2014
2015
2016
2017
1Q18
22%
5%
6%
23%
34%
10%
33%
4%
5%
20%
29%
9%
47%
3%
3%
15%
24%
7%
48%
3%
3%
15%
24%
6%
51%
3%
3%
14%
23%
6%
Custody
Inv Mgmt
Personal Trusts
Retirement Services
Bryn Mawr Asset Mgmt
BMT Delaware

Wealth management assets have increased 1.4% QOQ, 12.1% YOY and over $10 billion since 2009

BMBC
BRYN MAWR BANK CORPORATION

# BMT Wealth and Insurance Revenue



$50,000
$40,000
$30,000
$20,000
$10,000
$0
100%
80%
60%
40%
20%
0%
78%
73%
75%
73%
61%
2014
2015
2016
2017
1Q18
Wealth Fees + Insurance Commissions
WF + IC as a % of Noninterest Income

BMBC
BRYN MAWR BANK CORPORATION

# Valuation

## 2018E ROATCE vs. Price/TBV



20.00%
16.00%
12.00%
8.00%
2018E ROATCE (%)
125%
175%
225%
275%
325%
375%
P / TBV
WASH
WSFS
TMP
BMTC
INDB
CAC
BUSE
HBNC
FCF
COBZ
LKFN
SYBT
SASR
PEBO
MSBI
SRCE
PGC
UVSP
BPFH
OPB
FFIN
BMBC
BRYN MAWR BANK CORPORATION
2017E ROATCE: 18.2%
P/TBV: 276%

## Price / 2018E EPS



BMBC
14.7
25th Quartile
13.6
Median
14.5
75th Quartile
15.8

## LTM Noninterest income / Operating Revenues



BMBC
33.9%
25th Quartile
22.8%
Median
26.5%
75th Quartile
31.7%

BMBC
BRYN MAWR BANK CORPORATION

Source: S&P Financial

# Strategic Objectives

- Continue to diversify business activities (interest and non-interest income sources) to strengthen predictability of financial performance
- Leverage technology to drive process innovation and increase productivity
- Export the BMT Brand by selectively investing in new markets using Private Client / Banking model
- Continue digital investment with focus on mainstream customer adoption and transforming retail model
- Supplement organic growth of bank and fee income segments with strategic acquisitions and lift-outs

# Relationship Based Sales Approach

- Serve as One "BMT" team
- Relationship based vs. transactional
- Private Banking facilitates client interaction with the organization
- Focus on overlapping needs across segments
- Customized solutions and services


Wealth Management
Private Banking
Commercial Banking
Consumer Banking

BMBC
BRYN MAWR BANK CORPORATION

# Deposit Focus



40%
30%
20%
10%
0%
2014
2015
2016
2017
1Q18
Interest DDA
Money market
Savings
Wholesale
Time Deposits
Non-interest DDA

| Rank | Parent Holding Company | Parent State | # of Branches | Deposits in Market ($mm) | Market Share (%) | % of Total Deposits |
|---|---|---|---|---|---|---|
| | **Deposit Market Share - Philadelphia MSA[1]** | | | | | |
| 1 | TD Group US Holdings LLC | DE | 147 | 120,968 | 44.8% | 20.5% |
| 2 | Wells Fargo & Co. | CA | 198 | 31,664 | 11.7% | 2.4% |
| 3 | PNC Financial Services Group | PA | 166 | 22,758 | 8.4% | 8.8% |
| 4 | Citizens Financial Group Inc. | RI | 182 | 17,548 | 6.5% | 15.4% |
| 5 | Bank of America Corp. | NC | 86 | 14,240 | 5.3% | 1.1% |
| 6 | M&T Bank Corp. | NY | 60 | 7,800 | 2.9% | 8.3% |
| 7 | BB&T Corp. | NC | 100 | 5,075 | 1.9% | 3.2% |
| 8 | WSFS Financial Corp. | DE | 48 | 4,275 | 1.6% | 88.4% |
| 9 | Beneficial Bancorp Inc. | PA | 63 | 4,270 | 1.6% | 100.0% |
| 10 | Santander Holdings USA Inc. | MA | 73 | 4,196 | 1.6% | 6.7% |
| | | | 1,123 | | 86.3% | |
| 11 | Bryn Mawr Bank Corp. | PA | 44 | 3,264 | 1.2% | 98.8% |
| | | | | | Top 11 Banks hold: | |
| | Total Philadelphia MSA | | | 269,810 | 87.5% | |

[1] Excludes non-retail competitors (2 or fewer branches in market)

- Consistent deposit composition over time
- High percentage of noninterest deposits helps maintain low cost of funds: 0.87% during 1Q18
- Deposit Beta of 19% vs. SMID Median 21%[1] in 4Q16 – 1Q18
- Recent expansion into Philadelphia market through Royal Bank acquisition already generating additional deposit growth opportunities

[1]Keefe, Bruyette & Woods. April 29, 2018. Deposit Beta Tracker – 1Q18 Edition, v2.



Noninterest DDA / Total Deposits
40%
30%
20%
10%
26%
28%
29%
27%
26%
23%
24%
25%
25%
24%
2014
2015
2016
2017
1Q18
BMTC
Peer Median

BMBC
BRYN MAWR BANK CORPORATION

# Forward Looking Statements and Safe Harbor

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections, as well as statements regarding the expected financial and other effects of the transaction, Bryn Mawr Bank Corporation's ("Bryn Mawr" or "BMBC") future plans, objectives, performance, revenues, growth, profits, operating expenses or BMBC's underlying assumptions. The words "may," "would," "should," "could," "will," "likely," "possibly," "expect," "anticipate," "intend," "indicate," "estimate," "target," "potentially," "promising," "probably," "outlook," "predict," "contemplate," "continue," "plan," "forecast," "project," "are optimistic," "are looking," "are looking forward" and "believe" or other similar words and phrases may identify forward-looking statements. Persons reading this presentation are cautioned that such statements are only predictions, and that BMBC's actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in BMBC's reports filed with the U.S. Securities and Exchange Commission (the "SEC") and those identified elsewhere in this document, such factors include, among others, that BMBC is unable to successfully implement integration strategies in connection with its acquisitions; reputational risks and the reaction of an acquired company's customers to an acquisition by BMBC or its subsidiaries; diversion of management time on acquisition-related issues; the integration of acquired businesses with BMBC may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains may be significantly harder to achieve or take longer than anticipated or may not be achieved; the need for capital, ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies; changes in tax regulations or accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities. All forward-looking statements and information set forth herein are based on management's current beliefs and assumptions as of the date hereof and speak only as of the date they are made. BMBC does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as updated by our quarterly or other reports subsequently filed with the SEC.

This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between BMBC and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with BMBC.

# Peer Companies

| | |
|---|---|
| Boston Private Financial | Opus Bank |
| First Busey Corp. | Peoples Bancorp Inc. |
| Camden National Corp. | Peapack-Gladstone Financial |
| CoBiz Financial Inc. | Sandy Spring Bancorp Inc. |
| First Commonwealth Financial | 1st Source Corp. |
| First Financial Bankshares | Stock Yards Bancorp Inc. |
| Horizon Bancorp | Tompkins Financial Corporation |
| Independent Bank Corp. | Univest Corp. of Pennsylvania |
| Lakeland Financial Corp. | Washington Trust Bancorp Inc. |
| Midland States Bancorp Inc. | WSFS Financial Corp. |

BMBC
BRYN MAWR BANK CORPORATION

# Non GAAP Measures

Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor's proper understanding of the results of operations and financial condition of the Corporation. Management uses non-GAAP financial measures in its analysis of the Corporation's performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

| $ in thousands except per share data | 1Q18 | 4Q17 | 3Q17 | 2Q17 | 1Q17 | FY 2017 | FY 2016 |
|---|---|---|---|---|---|---|---|
| Net income (a GAAP measure) | $15,286 | ($6,200) | $10,739 | $9,433 | $9,044 | $23,016 | $36,036 |
| Add(Less): Tax-effected* net loss (gain) on sale of investment securities available for sale | (6) | (18) | (47) | - | (1) | (66) | 50 |
| Add: Tax-effected* due diligence, merger-related and merger integration expenses | 3,412 | 2,280 | 553 | 803 | 332 | 3,968 | - |
| Add: Income tax adjustment** | 590 | 15,193 | - | - | - | 15,193 | - |
| Net income (core) (a non-GAAP measure) | $19,282 | $11,255 | $11,245 | $10,236 | $9,375 | $42,111 | $36,086 |
| Adjusted weighted average diluted shares | 20,425,494 | 17,844,672 | 17,253,982 | 17,232,767 | 17,182,689 | 17,398,923 | 17,028,122 |
| Diluted earnings per common share (core) (a non-GAAP measure) | $0.94 | $0.63 | $0.65 | $0.59 | $0.55 | $2.42 | $2.12 |

* assumed nominal tax rate of 35% in 2017, and 21% in 2018

**Income tax adjustment related to the re-measurement of net deferred tax assets as a result of the Tax Cuts and Job Act

| Return on Average Assets (Core) | 1Q18 | 4Q17 | 3Q17 | 2Q17 | 1Q17 | FY 2017 | FY 2016 |
|---|---|---|---|---|---|---|---|
| Net income (core) (a non-GAAP measure) | $19,282 | $11,255 | $11,245 | $10,236 | $9,375 | $42,111 | $36,086 |
| Average assets | 4,246,180 | 3,640,667 | 3,441,906 | 3,333,307 | 3,244,060 | 3,416,146 | 3,105,650 |
| Return on average assets (core) (a non-GAAP measure) | 1.84% | 1.23% | 1.30% | 1.23% | 1.17% | 1.23% | 1.16% |

BMBC
BRYN MAWR BANK CORPORATION

# Non GAAP Measures

| Return on Average Equity (Core) | 1Q18 | 4Q17 | 3Q17 | 2Q17 | 1Q17 | FY 2017 | FY 2016 |
|---|---|---|---|---|---|---|---|
| Net income (core) (a non-GAAP measure) | $19,282 | $11,255 | $11,245 | $10,236 | $9,375 | $42,111 | $36,086 |
| Average shareholders' equity | 526,434 | 427,318 | 397,357 | 389,716 | 382,214 | 399,270 | 369,529 |
| Return on average equity (core) (a non-GAAP measure) | 14.85% | 10.45% | 11.23% | 10.53% | 9.95% | 10.55% | 9.77% |

| Return on Average Tangible Common Equity (Core) | 1Q18 | 4Q17 | 3Q17 | 2Q17 | 1Q17 | FY 2017 | FY 2016 |
|---|---|---|---|---|---|---|---|
| Net income (core) (a non-GAAP measure) | $19,282 | $11,255 | $11,245 | $10,236 | $9,375 | $42,111 | $36,086 |
| Add: Tax-effected* amortization of intangible assets | 694 | 440 | 440 | 447 | 450 | 1,777 | 2,274 |
| Net average tangible equity (numerator) | $19,976 | $11,695 | $11,685 | $10,683 | $9,825 | $43,888 | $38,360 |
| Average shareholders' equity | $526,434 | $427,318 | $397,357 | $389,716 | $382,214 | $399,270 | $369,529 |
| Less: Average goodwill and intangible assets | (205,529) | (142,652) | (128,917) | (126,537) | (124,884) | (130,791) | (126,950) |
| Net average tangible common equity (denominator) | $320,905 | $284,666 | $268,440 | $263,179 | $257,330 | $268,479 | $242,579 |
| Return on average tangible common equity (core) (a non-GAAP measure) | 25.25% | 16.30% | 17.27% | 16.28% | 15.49% | 16.35% | 15.81% |

* assumed nominal tax rate of 35% in 2017, and 21% in 2018.

BMBC
BRYN MAWR BANK CORPORATION